SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 4, 1997



                             A. H . BELO CORPORATION

             (Exact name of registrant as specified in its charter)


                DELAWARE                   1-8598               75-0135890
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

   P.O. Box 655237
     Dallas, Texas                                               75265-5237
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (214) 977-6606.

CORPDAL:82784.2 10861-00052
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 4, 1997, A. H. Belo Corporation ("Belo") announced in a press release, attached hereto as Exhibit 99.1, that it has agreed to purchase KENS-TV
(CBS) and KENS-AM in San Antonio, Texas, from The E.W. Scripps Company, in exchange for Belo's interests in the Television Food Network, G.P. ("TVFN"), and Cable Program Management Co., G.P. ("CPMCO", the managing general partner of
TVFN) and $75 million in cash. Belo's interests in TVFN and CPMCO are held by certain directly and indirectly wholly owned subsidiaries. The source of the cash to be used in the transaction will be Belo's revolving credit facility. The transaction is governed by and subject to the conditions contained in the Exchange Agreement, attached hereto as Exhibit 2.1 (the "Exchange Agreement"). The description of the transaction contained in the press release is qualified in its entirety by reference to the Exchange Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro Forma Financial Information.

          Belo intends to file any pro forma financial information required by this item, consistent with Commission interpretations thereunder within 15 days of the closing of the transaction.

     (c)  Exhibits.

          2.1 Exchange Agreement, dated as of September 4, 1997, by and among, Belo Holdings, Inc., Colony Cable Networks, Inc., PJ Programming, Inc., BHI Sub, Inc. and The E.W. Scripps Company.

          99.1 Press Release, dated September 4, 1997


CORPDAL:82784.2 10861-00052
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   September 18, 1997


                                A.H. BELO CORPORATION


                                By: /s/ Michael D. Perry
                                    --------------------------------------------
                                    Michael D. Perry
                                    Senior Corporate Vice President and
                                    Chief Financial Officer



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                                  EXHIBIT LIST


Exhibit No.                               Description

   2.1 Exchange Agreement, dated as of September 4, 1997, by and among, Belo Holdings, Inc., Colony Cable Networks, Inc., PJ Programming, Inc., BHI Sub, Inc. and The E.W. Scripps Company.

  99.1         Press Release, dated September 4, 1997.


CORPDAL:82784.2 10861-00052
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